UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Growth & Income Fund

April 30, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 10, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth & Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2009.

Investment Objective and Policies

This Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Fund may invest in companies of any size and in any industry. The Adviser anticipates that the Fund’s portfolio normally will include approximately 60–90 companies. The Fund also invests in high-quality securities of non-US issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended April 30, 2009. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Value Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the

Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed both the benchmark and the Lipper Average for the six- and 12-month periods ended April 30, 2009; the Fund, benchmark and Lipper Average posted negative returns for both periods.

Relative performance was stronger during the six-month period, where stock selection drove most of the Fund’s premium. While the Fund’s underweight in many of the fundamentally challenged, large financial-service industry companies helped relative performance, the Fund also benefited from ownership of Wyeth and Schering Plough—two franchise drug companies that are being acquired by Pfizer and Merck, respectively. A legal settlement paid into the Fund from an investment in Tyco in 2002 also positively impacted performance.

For the 12-month period, outperformance was more a product of sector than stock selection, as the Fund’s underweight in financials and overweight in technology were important contributors. The solid fundamental performance of the Fund’s holdings, as measured by strong positive earnings revisions, helped as the market rewarded stocks with predictable business models.

Market Review and Investment Strategy

The first quarter of 2009 was another challenging one, and asset prices in many markets continued to fall as

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	1

policymakers scrambled to combat the severe global economic slowdown. Diversification across asset classes and geographies provided little shelter from the storm.

Equity markets remained highly volatile in the first quarter. In the first ten weeks of 2009, the Standard & Poor’s (S&P) 500 Stock Index fell almost 20%, hitting a 12-year low. Then investors took heart from renewed government efforts to stabilize the banking system and hints that the global economic downturn was nearing a bottom. By quarter-end, the S&P 500 Stock Index was down “only” 11%. The financial sector led the market down and back up, but still finished the quarter with extremely weak results.

For the 12-month period ended April 30, 2009, market conditions were hostile as investors sought to reduce risk against the backdrop of deteriorating fundamental prospects. The Fund’s Relative Value Investment Team’s (the “Team’s”) preference to own solid business franchises with strong balance sheets and long-term prospects served the Fund well on a relative basis. The Team believes the uncertainty that has defined this period has contributed to creating many unique investment opportunities that the Fund is poised to exploit.

The road to recovery is likely to include some detours. But despite the grim outlook, in the Team’s view, the forces for an eventual recovery are being marshaled. In response to horrific economic conditions, central banks have aggressively lowered interest rates and expanded their balance sheets to improve confidence and facilitate the flow of credit throughout the economies of the world. Governments in both the developed and developing worlds have also pledged a record dose of fiscal stimulus—a mix of tax cuts and infrastructure spending—to help cushion the impact of the downturn. The measures announced as of April 30, 2009, are equivalent to 1.7% of global gross domestic product in 2009 alone, and more are likely to come. Fortunately, there are some signs that the credit markets are slowly beginning to thaw, partly thanks to government programs designed to recapitalize the banking sector and facilitate the flow of credit.

2	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index comprises 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended April 30, 2009, the Lipper Large-Cap Value Funds Average consisted of 596 and 578 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their businesses around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected. The Fund’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Growth & Income Fund*
Class A	-2.00%	-36.29%

Class B**-	-2.46%	-36.96%

Class C	-2.45%	-36.86%

Advisor Class†	-1.92%	-36.06%

Class R†	-2.18%	-36.42%

Class K†	-1.91%	-36.15%

Class I†	-1.69%	-36.08%

Russell 1000 Value Index	-13.27%	-39.21%

Lipper Large-Cap Value Funds Average	-10.05%	-36.99%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended April 30, 2009, by 1.91% and 1.94%, respectively.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-36.29%	-38.99%
5 Years	-4.18%	-4.99%
10 Years	-1.13%	-1.56%

Class B Shares
1 Year	-36.96%	-39.47%
5 Years	-4.99%	-4.99%
10 Years(a)	-1.74%	-1.74%

Class C Shares
1 Year	-36.86%	-37.49%
5 Years	-4.97%	-4.97%
10 Years	-1.88%	-1.88%

Advisor Class Shares†
1 Year	-36.06%	-36.06%
5 Years	-3.90%	-3.90%
10 Years	-0.87%	-0.87%

Class R Shares†
1 Year	-36.42%	-36.42%
5 Years	-4.42%	-4.42%
Since Inception*	-2.51%	-2.51%

Class K Shares†
1 Year	-36.15%	-36.15%
Since Inception*	-7.23%	-7.23%

Class I Shares†
1 Year	-36.08%	-36.08%
Since Inception*	-7.01%	-7.01%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 1.04%, 1.81%, 1.77%, 0.76%, 1.24%, 1.02% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Classes R, K and I are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-39.81%
5 Years	-6.63%
10 Years	-1.56%

Class B Shares
1 Year	-40.03%
5 Years	-6.52%
10 Years(a)	-1.74%

Class C Shares
1 Year	-38.24%
5 Years	-6.44%
10 Years	-1.86%

Advisor Class Shares†
1 Year	-36.94%
5 Years	-5.51%
10 Years	-0.86%

Class R Shares†
1 Year	-37.31%
5 Years	-6.04%
Since Inception*	-3.72%

Class K Shares†
1 Year	-37.04%
Since Inception*	-8.84%

Class I Shares†
1 Year	-36.99%
Since Inception*	-8.62%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Classes R, K and I are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008		Ending Account Value April 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$980.02	$1,018.55	$6.19	$6.31
Class B	$1,000	$1,000	$975.40	$1,014.43	$10.24	$10.44
Class C	$1,000	$1,000	$975.50	$1,014.78	$9.89	$10.09
Advisor Class	$1,000	$1,000	$980.80	$1,019.93	$4.81	$4.91
Class R	$1,000	$1,000	$978.21	$1,018.10	$6.62	$6.76
Class K	$1,000	$1,000	$980.86	$1,019.54	$5.21	$5.31
Class I	$1,000	$1,000	$983.13	$1,021.17	$3.59	$3.66
*	Expenses are equal to the classes’ annualized expense ratios of 1.26%, 2.09%, 2.02%, 0.98%, 1.35%, 1.06% and 0.73%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,619

TEN LARGEST HOLDINGS**

April 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Raytheon Co.	$72,279,801	4.5%
Philip Morris International, Inc.	59,317,320	3.7
L-3 Communications Holdings, Inc. – Class 3	55,258,248	3.4
Total SA (Sponsored) (ADR)	55,125,061	3.4
Symantec Corp.	51,472,275	3.2
Axis Capital Holdings Ltd.	51,045,086	3.1
SAIC, Inc.	45,941,420	2.8
Exxon Mobil Corp.	45,682,284	2.8
Lorillard, Inc.	43,297,710	2.7
Arch Capital Group Ltd.	41,890,500	2.6
	$521,309,705	32.2%

*	All data are as of April 30, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-Term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Health Care – 19.6%
Biotechnology – 4.3%
Amgen, Inc.(a)	829,200	$40,191,324
Biogen Idec, Inc.(a)	612,600	29,613,084

		69,804,408

Health Care Providers & Services – 5.2%
Aetna, Inc.	1,047,600	23,057,676
AmerisourceBergen Corp. – Class A	184,600	6,209,944
Express Scripts, Inc. – Class A(a)	100,400	6,422,588
Medco Health Solutions, Inc.(a)	169,800	7,394,790
Quest Diagnostics, Inc.	282,100	14,480,193
UnitedHealth Group, Inc.	1,133,200	26,652,864

		84,218,055

Pharmaceuticals – 10.1%
Abbott Laboratories	964,400	40,360,140
Eli Lilly & Co.	869,100	28,610,772
Endo Pharmaceuticals Holdings, Inc.(a)	339,700	5,618,638
Forest Laboratories, Inc.(a)	707,000	15,334,830
Merck & Co., Inc.	1,037,370	25,145,849
Novartis AG (Sponsored) (ADR)	555,900	21,074,169
Schering-Plough Corp.	1,178,900	27,138,278

		163,282,676

		317,305,139

Energy – 17.0%
Energy Equipment & Services – 2.6%
Baker Hughes, Inc.	337,100	11,994,018
Cameron International Corp.(a)	446,570	11,423,261
Noble Corp.	462,850	12,649,690
Tidewater, Inc.	166,500	7,201,125

		43,268,094

Oil, Gas & Consumable Fuels – 14.4%
Anadarko Petroleum Corp.	631,100	27,175,166
Apache Corp.	87,060	6,343,192
Chevron Corp.	220,800	14,594,880
ConocoPhillips	682,200	27,970,200
Exxon Mobil Corp.	685,200	45,682,284
Marathon Oil Corp.	205,700	6,109,290
Occidental Petroleum Corp.	662,850	37,311,826
Total SA (Sponsored) (ADR)	1,108,710	55,125,061
Valero Energy Corp.	630,500	12,509,120

		232,821,019

		276,089,113

Industrials – 16.2%
Aerospace & Defense – 10.8%
Goodrich Corp.	601,100	26,616,708
Honeywell International, Inc.	477,750	14,910,578

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

L-3 Communications Holdings, Inc. – Class 3	725,650	$55,258,248
Raytheon Co.	1,598,050	72,279,801
United Technologies Corp.	124,100	6,061,044

		175,126,379

Construction & Engineering – 1.7%
Fluor Corp.	708,500	26,830,895

Electrical Equipment – 0.4%
Hubbell, Inc. – Class B	216,300	7,181,160

Machinery – 2.0%
AGCO Corp.(a)	235,400	5,720,220
Danaher Corp.	113,900	6,656,316
Dover Corp.	187,400	5,768,172
Joy Global, Inc.	569,400	14,519,700

		32,664,408

Road & Rail – 0.7%
Norfolk Southern Corp.	322,300	11,499,664

Trading Companies & Distributors – 0.6%
WESCO International, Inc.(a)	365,110	9,492,860

		262,795,366

Information Technology – 12.7%
Communications Equipment – 0.7%
F5 Networks, Inc.(a)	434,700	11,854,269

Computers & Peripherals – 1.1%
EMC Corp.(a)	910,400	11,407,312
NetApp, Inc.(a)	323,200	5,914,560

		17,321,872

Internet Software & Services – 0.7%
VeriSign, Inc.(a)	528,800	10,882,704

IT Services – 6.6%
Accenture Ltd. – Class A	1,257,500	37,008,225
Alliance Data Systems Corp.(a)	590,100	24,707,487
SAIC, Inc.(a)	2,538,200	45,941,420

		107,657,132

Software – 3.6%
Autodesk, Inc.(a)	305,900	6,099,646
Symantec Corp.(a)	2,983,900	51,472,275

		57,571,921

		205,287,898

Financials – 11.1%
Capital Markets – 0.9%
BlackRock, Inc. – Class A	67,384	9,873,104
TD Ameritrade Holding Corp.(a)	338,704	5,388,780

		15,261,884

10	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 10.2%
ACE Ltd.	629,570	$29,161,683
Arch Capital Group Ltd.(a)	725,000	41,890,500
Axis Capital Holdings Ltd.	2,071,635	51,045,086
Loews Corp.	803,400	19,996,626
RenaissanceRe Holdings Ltd.	456,500	22,213,290

		164,307,185

		179,569,069

Consumer Staples – 10.4%
Food & Staples Retailing – 3.1%
Safeway, Inc.	713,900	14,099,525
Wal-Mart Stores, Inc.	725,400	36,560,160

		50,659,685

Food Products – 0.9%
ConAgra Foods, Inc.	845,600	14,967,120

Tobacco – 6.4%
Lorillard, Inc.	685,850	43,297,710
Philip Morris International, Inc.	1,638,600	59,317,320

		102,615,030

		168,241,835

Consumer Discretionary – 4.6%
Auto Components – 0.3%
WABCO Holdings, Inc.	335,820	5,369,762

Diversified Consumer Services – 0.8%
Apollo Group, Inc. – Class A(a)	202,900	12,772,555

Media – 3.5%
The DIRECTV Group, Inc.(a)	644,700	15,943,431
DISH Network Corp. – Class A(a)	945,050	12,521,913
DreamWorks Animation SKG, Inc. – Class A(a)	88,600	2,127,286
Time Warner Cable, Inc. – Class A	205,827	6,633,804
Time Warner, Inc.	887,568	19,375,609

		56,602,043

		74,744,360

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 3.1%
CenturyTel, Inc.	192,500	5,226,375
Qwest Communications International, Inc.	7,764,900	30,205,461
Verizon Communications, Inc.	474,700	14,402,398

		49,834,234

Utilities – 2.7%
Electric Utilities – 1.9%
Entergy Corp.	470,800	30,493,716

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.8%
Public Service Enterprise Group, Inc.	433,000	$12,920,720

		43,414,436

Materials – 1.9%
Chemicals – 1.9%
CF Industries Holdings, Inc.	169,400	12,205,270
FMC Corp.	158,150	7,706,650
The Mosaic Co.	276,200	11,172,290

		31,084,210

Total Common Stocks (cost $1,701,607,291)		1,608,365,660

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $28,053,505)	28,053,505	28,053,505

Total Investments – 101.1% (cost $1,729,660,796)		1,636,419,165
Other assets less liabilities – (1.1)%		(17,223,317)

Net Assets – 100.0%		$1,619,195,848

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,701,607,291)	$1,608,365,660
Affiliated issuers (cost $28,053,505)	28,053,505
Receivable for investment securities sold	26,093,769
Receivable for capital stock sold	12,697,337
Dividends receivable	1,422,654

Total assets	1,676,632,925

Liabilities
Payable for investment securities purchased	39,552,894
Payable for capital stock redeemed	15,406,350
Advisory fee payable	726,279
Distribution fee payable	603,925
Transfer Agent fee payable	243,539
Administrative fee payable	35,194
Accrued expenses	868,896

Total liabilities	57,437,077

Net Assets	$1,619,195,848

Composition of Net Assets
Capital stock, at par	$6,793,193
Additional paid-in capital	2,483,393,465
Undistributed net investment income	6,875,332
Accumulated net realized loss on investment transactions	(784,624,511)
Net unrealized depreciation on investments	(93,241,631)

$1,619,195,848

Net Asset Value Per Share - 21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,105,438,680	462,849,224	$2.39	*

B	$222,231,137	94,005,419	$2.36

C	$197,496,829	83,202,962	$2.37

Advisor	$87,070,938	36,332,611	$2.40

R	$1,893,930	799,889	$2.37

K	$3,406,348	1,432,622	$2.38

I	$1,657,986	696,587	$2.38

*	The maximum offering price per share for Class A shares was $2.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2009 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $634,365)	$20,602,816
Affiliated issuers	42,268	$20,645,084

Expenses
Advisory fee (see Note B)	4,433,781
Distribution fee—Class A	1,476,095
Distribution fee—Class B	1,312,182
Distribution fee—Class C	1,010,355
Distribution fee—Class R	4,417
Distribution fee—Class K	4,184
Transfer agency—Class A	1,856,269
Transfer agency—Class B	598,337
Transfer agency—Class C	389,864
Transfer agency—Advisor Class	153,294
Transfer agency—Class R	1,922
Transfer agency—Class K	2,955
Transfer agency—Class I	729
Printing	235,300
Custodian	199,472
Registration fees	59,592
Administrative	51,276
Directors’ fees	26,635
Audit	25,005
Legal	21,756
Miscellaneous	34,313

Total expenses		11,897,733

Net investment income		8,747,351

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(405,136,581)
Net change in unrealized appreciation/depreciation of investments		346,537,918

Net loss on investment transactions		(58,598,663)

Net Decrease in Net Assets from Operations		$(49,851,312)

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,747,351		$27,167,906
Net realized loss on investment transactions	(405,136,581)		(369,160,819)
Net change in unrealized appreciation/depreciation of investments	346,537,918		(1,230,252,690)
Contributions from Adviser (see Note B)	– 0	–	328,988

Net decrease in net assets from operations	(49,851,312)		(1,571,916,615)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(22,514,445)		(28,331,818)
Class B	(1,245,016)		(1,953,186)
Class C	(914,706)		(1,101,899)
Advisor Class	(2,245,069)		(2,453,478)
Class R	(34,428)		(24,023)
Class K	(75,058)		(100,530)
Class I	(43,030)		(14,807)
Net realized gain on investment transactions
Class A	– 0	–	(199,840,522)
Class B	– 0	–	(77,152,713)
Class C	– 0	–	(43,526,208)
Advisor Class	– 0	–	(14,045,270)
Class R	– 0	–	(271,114)
Class K	– 0	–	(551,517)
Class I	– 0	–	(80,122)
Capital Stock Transactions
Net decrease	(145,461,829)		(375,904,980)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	11,479

Total decrease	(222,384,893)		(2,317,257,323)
Net Assets
Beginning of period	1,841,580,741		4,158,838,064

End of period (including undistributed net investment income of $6,875,332 and $25,199,733, respectively)	$1,619,195,848		$1,841,580,741

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Growth and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

16	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective November 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	17

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2009:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$1,636,419,165		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$1,636,419,165		$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the

18	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended October 31, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $328,988 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

Pursuant to the investment advisory agreement, the Fund paid $51,276 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	19

Notes To Financial Statements

Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,453,449 for the six months ended April 30, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,946 from the sale of Class A shares and received $58,053, $60,302 and $3,167 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2009 is as follows:

Market Value October 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value April 30, 2009 (000)
$ 0	$305,386	$277,332	$42	$28,054

Brokerage commissions paid on investment transactions for the six months ended April 30, 2009 amounted to $2,325,890, of which $200,961 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The Directors currently limit payments under the Class A plan to .28% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in

20	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

the amounts of $22,546,611, $10,165,975, $127,177 and $34,983 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,041,705,685		$1,173,453,575
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$72,271,608
Gross unrealized depreciation	(165,513,239)

Net unrealized depreciation	$(93,241,631)

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	21

Notes to Financial Statements

amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2009, the Fund had no transactions in written options.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a

22	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

loaned security when due. During the six months ended April 30, 2009, the Fund did not engage in securities lending.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008
Class A
Shares sold	29,601,348	30,729,397	$67,444,676	$114,606,826

Shares issued in reinvestment of dividends and distributions	8,367,248	48,425,152	19,495,687	208,228,090

Shares converted from Class B	22,902,678	45,705,491	52,779,681	170,443,857

Shares redeemed	(72,071,594)	(163,399,897)	(163,896,510)	(573,814,178)

Net decrease	(11,200,320)	(38,539,857)	$(24,176,466)	$(80,535,405)

Class B
Shares sold	1,798,852	3,435,983	$4,083,051	$12,623,428

Shares issued in reinvestment of dividends and distributions	498,566	17,358,454	1,151,681	73,426,276
Shares converted to Class A	(23,141,283)	(46,615,917)	(52,779,681)	(170,443,857)
Shares redeemed	(17,216,835)	(47,329,435)	(38,571,091)	(172,359,925)

Net decrease	(38,060,700)	(73,150,915)	$(86,116,040)	$(256,754,078)

Class C
Shares sold	1,645,821	5,068,815	$3,752,680	$19,890,926

Shares issued in reinvestment of dividends and distributions	346,825	7,248,602	804,635	30,734,072

Shares redeemed	(15,112,850)	(28,717,006)	(34,021,118)	(102,740,057)

Net decrease	(13,120,204)	(16,399,589)	$(29,463,803)	$(52,115,059)

Advisor Class
Shares sold	2,920,004	9,226,287	$6,866,542	$34,159,529

Shares issued in reinvestment of dividends and distributions	916,140	3,677,929	2,134,607	15,888,651

Shares redeemed	(6,474,119)	(10,769,458)	(14,879,540)	(39,716,482)

Net increase (decrease)	(2,637,975)	2,134,758	$(5,878,391)	$10,331,698

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	23

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008	Six Months Ended April 30, 2009 (unaudited)	Year Ended October 31, 2008
Class R
Shares sold	85,021	439,481	$194,603	$1,712,974

Shares issued in reinvestment of dividends	14,904	69,281	34,428	295,137

Shares redeemed	(49,511)	(325,029)	(111,759)	(1,119,559)

Net increase	50,414	183,733	$117,272	$888,552

Class K
Shares sold	137,813	454,430	$307,889	$1,719,202

Shares issued in reinvestment of dividends	32,492	152,059	75,058	650,815

Shares redeemed	(192,850)	(543,516)	(424,167)	(1,906,409)

Net increase (decrease)	(22,545)	62,973	$(41,220)	$463,608

Class I
Shares sold	48,927	462,010	$109,671	$1,830,227

Shares issued in reinvestment of dividends	18,628	22,128	43,030	94,929

Shares redeemed	(24,496)	(29,835)	(55,882)	(109,452)

Net increase	43,059	454,303	$96,819	$1,815,704

For the year ended October 31, 2008, the Fund received $11,479, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is

24	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2009.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$34,915,439	$35,711,855
Long-term capital gains	334,531,768	– 0	–

Total taxable distributions	$369,447,207	$35,711,855

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$25,203,886
Accumulated capital and other losses	(298,736,044	)(a)
Unrealized appreciation/(depreciation)	(520,535,587	)(b)

Total accumulated earnings/(deficit)	$(794,067,745)

(a)

On October 31, 2008, the Fund had a net capital loss carryforward of $298,736,044 that expires in the year 2016. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of Partnership.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	25

Notes to Financial Statements

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

26	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 2.49		$ 4.82	$ 4.31		$ 3.73		$ 3.48		$ 3.15

Income From Investment Operations
Net investment income(a)	.01		.04	.05		.04		.04		.03	(b)
Net realized and unrealized gain (loss) on investment transactions	(.06)		(1.92)	.47		.57		.23		.34
Contributions from Adviser	– 0	–	.00 (c)	.04		– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)		(1.88)	.56		.61		.27		.37

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.05)	(.05)		(.03)		(.02)		(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.40)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.05)		(.45)	(.05)		(.03)		(.02)		(.04)

Net asset value, end of period	$ 2.39		$ 2.49	$ 4.82		$ 4.31		$ 3.73		$ 3.48

Total Return
Total investment return based on net asset value(d)	(2.00	)%*	(42.92)%*	13.10	%*	16.47%		7.77%		11.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,105,439		$1,180,153	$2,470,801		$2,411,515		$2,553,632		$2,893,373
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26	%(e)	1.04%	.95	%(f)	1.00	%(f)	1.06%		1.02%
Expenses, before waivers/reimbursements	1.26	%(e)	1.04%	.95	%(f)	1.00	%(f)	1.06%		1.13%
Net investment income	1.28	%(e)	1.09%	1.11	%(f)	.99	%(f)	1.19%		.85	%(b)
Portfolio turnover rate	63%		183%	59%		56%		63%		48%

See footnote summary on page 35.

28	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 2.43		$ 4.71	$ 4.21		$ 3.65		$ 3.42		$ 3.11

Income From Investment Operations
Net investment income(a)	.01		.01	.02		.01		.02		– 0	–(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(.07)		(1.88)	.45		.56		.22		.33
Contributions from Adviser	– 0	–	.00 (c)	.04		– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.06)		(1.87)	.51		.57		.24		.33

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.01)	(.01)		(.01)		(.01)		(.01)
Distributions from net realized gain on investment transactions	– 0	–	(.40)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.01)		(.41)	(.01)		(.01)		(.01)		(.02)

Net asset value, end of period	$2.36		$2.43	$4.71		$4.21		$3.65		$3.42

Total Return
Total investment return based on net asset value(d)	(2.46	)%*	(43.47)%*	12.18	%*	15.73%		6.96%		10.49%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,231		$321,375	$966,408		$1,356,534		$1,728,375		$2,218,606
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.09	%(e)	1.81%	1.71	%(f)	1.76	%(f)	1.80%		1.77%
Expenses, before waivers/reimbursements	2.09	%(e)	1.81%	1.71	%(f)	1.76	%(f)	1.80%		1.88%
Net investment income	.52	%(e)	.32%	.37	%(f)	.24	%(f)	.47%		.10	%(b)
Portfolio turnover rate	63%		183%	59%		56%		63%		48%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007		2006		2005	2004

Net asset value, beginning of period	$2.44		$4.72	$4.22		$3.66		$3.43	$3.11

Income From Investment Operations
Net investment income(a)	.01		.01	.02		.01		.02	– 0 –	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(.07)		(1.88)	.45		.56		.22	.34
Contributions from Adviser	– 0 –		.00 (c)	.04		– 0 –		– 0 –	– 0 –

Net increase (decrease) in net asset value from operations	(.06)		(1.87)	.51		.57		.24	.34

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.01)	(.01)		(.01)		(.01)	(.01)
Distributions from net realized gain on investment transactions	– 0 –		(.40)	– 0 –		– 0 –		– 0 –	(.01)

Total dividends and distributions	(.01)		(.41)	(.01)		(.01)		(.01)	(.02)

Net asset value, end of period	$2.37		$2.44	$4.72		$4.22		$3.66	$3.43

Total Return
Total investment return based on net asset value(d)	(2.45	)%*	(43.37)%*	12.16	%*	15.69%		6.94%	10.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$197,497		$235,302	$532,597		$575,678		$675,089	$835,755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.02	%(e)	1.77%	1.69	%(f)	1.74	%(f)	1.79%	1.75%
Expenses, before waivers/reimbursements	2.02	%(e)	1.77%	1.69	%(f)	1.74	%(f)	1.79%	1.86%
Net investment income	.56	%(e)	.35%	.38	%(f)	.26	%(f)	.48%	.12	%(b)
Portfolio turnover rate	63%		183%	59%		56%		63%	48%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,
			2008	2007		2006		2005		2004

Net asset value, beginning of period	$2.51		$4.85	$4.33		$3.75		$3.49		$3.16

Income From Investment Operations
Net investment income(a)	.02		.05	.06		.05		.06		.04	(b)
Net realized and unrealized gain (loss) on investment transactions	(.07)		(1.93)	.48		.57		.22		.34
Contributions from Adviser	– 0	–	.00 (c)	.04		– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)		(1.88)	.58		.62		.28		.38

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.06)	(.06)		(.04)		(.02)		(.04)
Distributions from net realized gain on investment transactions	– 0	–	(.40)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.06)		(.46)	(.06)		(.04)		(.02)		(.05)

Net asset value, end of period	$2.40		$2.51	$4.85		$4.33		$3.75		$3.49

Total Return
Total investment return based on net asset value(d)	(1.92	)%*	(42.69)%*	13.54	%*	16.59%		8.15%		12.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,071		$97,668	$178,669		$196,601		$385,823		$1,067,879
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98	%(e)	.76%	.67	%(f)	.74	%(f)	.75%		.73%
Expenses, before waivers/reimbursements	.98	%(e)	.76%	.67	%(f)	.74	%(f)	.75%		.84%
Net investment income	1.58	%(e)	1.38%	1.39	%(f)	1.28	%(f)	1.53%		1.13	%(b)
Portfolio turnover rate	63%		183%	59%		56%		63%		48%

See	footnote summary on page 35.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,							November 3, 2003(g) to October 31, 2004
			2008	2007		2006		2005

Net asset value, beginning of period	$ 2.47		$ 4.77	$ 4.27		$ 3.72		$ 3.48		$ 3.17

Income From Investment Operations
Net investment income(a)	.01		.03	.04		.03		.01		.02	(b)
Net realized and unrealized gain (loss) on investment transactions	(.06)		(1.90)	.47		.56		.25		.32
Contributions from Adviser	– 0	–	.00 (c)	.04		– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)		(1.87)	.55		.59		.26		.34

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.03)	(.05)		(.04)		(.02)		(.02)
Distributions from net realized gain on investment transactions	– 0	–	(.40)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.05)		(.43)	(.05)		(.04)		(.02)		(.03)

Net asset value, end of period	$ 2.37		$ 2.47	$ 4.77		$ 4.27		$ 3.72		$ 3.48

Total Return
Total investment return based on net asset value(d)	(2.18	)%*	(42.99)%*	12.98	%*	16.03%		7.36%		10.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,894		$1,848	$2,696		$3,682		$1,625		$147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.24%	1.27	%(f)	1.29	%(f)	1.42%		1.16	%(e)
Expenses, before waivers/reimbursements	1.35	%(e)	1.24%	1.27	%(f)	1.29	%(f)	1.42%		1.27	%(e)
Net investment income	1.17	%(e)	.87%	.80	%(f)	.68	%(f)	.56%		.67	%(b)(e)
Portfolio turnover rate	63%		183%	59%		56%		63%		48%

See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,					March 1, 2005(g) to October 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 2.48		$ 4.82	$ 4.31		$ 3.74		$ 3.79

Income From Investment Operations
Net investment income(a)	.02		.04	.04		.04		.03
Net realized and unrealized gain (loss) on investment transactions	(.07)		(1.91)	.50		.57		(.07)
Contributions from Adviser	– 0	–	.00 (c)	.04		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.05)		(1.87)	.58		.61		(.04)

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.07)	(.07)		(.04)		(.01)
Distributions from net realized gain on investment transactions	– 0	–	(.40)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.05)		(.47)	(.07)		(.04)		(.01)

Net asset value, end of period	$ 2.38		$ 2.48	$ 4.82		$ 4.31		$ 3.74

Total Return
Total investment return based on net asset value(d)	(1.91	)%*	(42.93)%*	13.56	%*	16.28%		(1.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,406		$3,606	$6,705		$102		$10
Ratio to average net assets of:
Expenses	1.06	%(e)	1.02%	.88	%(f)	.96	%(f)	1.03	%(e)
Net investment income	1.49	%(e)	1.11%	.91	%(f)	1.02	%(f)	.79	%(e)
Portfolio turnover rate	63%		183%	59%		56%		63%

See footnote summary on page 35.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2009 (unaudited)		Year Ended October 31,					March 1, 2005(g) to October 31, 2005
			2008	2007		2006

Net asset value, beginning of period	$ 2.49		$ 4.83	$ 4.32		$ 3.74		$ 3.79

Income From Investment Operations
Net investment income(a)	.02		.05	.06		.05		.04
Net realized and unrealized gain (loss) on investment transactions	(.06)		(1.92)	.48		.58		(.08)
Contributions from Adviser	– 0	–	.00 (c)	.04		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.04)		(1.87)	.58		.63		(.04)

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.07)	(.07)		(.05)		(.01)
Distributions from net realized gain on investment transactions	– 0	–	(.40)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.07)		(.47)	(.07)		(.05)		(.01)

Net asset value, end of period	$ 2.38		$ 2.49	$ 4.83		$ 4.32		$ 3.74

Total Return
Total investment return based on net asset value(d)	(1.69	)%*	(42.82)%*	13.58	%*	16.84%		(.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,658		$1,629	$962		$574		$10
Ratio to average net assets of:
Expenses	.73	%(e)	.68%	.62	%(f)	.67	%(f)	.74	%(e)
Net investment income	1.80	%(e)	1.42%	1.41	%(f)	1.27	%(f)	1.08	%(e)
Portfolio turnover rate	63%		183%	59%		56%		63%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser and Transfer Agent.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended April 30, 2009 and years ended October 31, 2008 and October 31, 2007 by 1.91%, 0.06% and 0.78%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	35

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President	Aryeh Glatter, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller`

Custodian and Accounting Agent

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Growth & Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5–7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	37

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,438.5	Growth & Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $110,477 (0.004% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the Fund’s most recently completed fiscal year:

Fund	Total Expense Ratio[5]		Fiscal Year
Growth & Income Fund, Inc.	Advisor	0.76%	October 31
	Class A	1.04%
	Class B	1.81%
	Class C	1.77%
	Class R	1.24%
	Class K	1.02%
	Class I	0.68%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees are based on a percentage of the daily net assets of the Fund’s and paid on a monthly basis.

5	Annualized.

38	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Growth & Income Fund, Inc.	$1,438.5	Relative Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.270%	0.550%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	39

life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. The following table shows the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Growth & Income Fund, Inc.	Growth & Income Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Fund	Fee
American Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Growth & Income Fund, Inc.	Client #1	0.30% on 1st $1 billion 0.25% on next $500 million 0.20% thereafter	0.285%	0.550%

	Client #2[8]	0.30%	0.300%	0.550%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	Client is an affiliate of the Adviser.

40	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Growth & Income Fund, Inc.	0.550	0.627	5/16

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	41

have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Fund, Inc.	1.036	1.031	9/16	1.173	23/97

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

42	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $20,907, $16,188,806 and $255,647 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,144,807 in fees from the Fund.15

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $106,515 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	43

onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

44	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2009.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-39.71	-39.06	-39.85	11/16	50/109
3 year	-12.04	-12.04	-12.67	8/15	42/100
5 year	-4.61	-3.73	-3.82	12/14	59/60
10 year	-0.51	-0.51	-0.46	7/13	27/50

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Fund, Inc.	-39.71	-12.04	-4.61	-0.51	9.56	16.56	-0.15	10
Russell 1000 Value Index	-41.78	-13.09	-3.52	0.05	N/A	14.94	-0.15	10
Inception Date: July 1, 1932

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	45

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

46	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GROWTH & INCOME FUND •	47

AllianceBernstein Family of Funds

NOTES

48	• ALLIANCEBERNSTEIN GROWTH & INCOME FUND

ALLIANCEBERNSTEIN GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GI-0152-0409

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Growth and Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:  June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:  June 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:  June 29, 2009